EXHIBIT 10.12


                            AMENDMENT NUMBER FOUR TO
                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT


                  This AMENDMENT NUMBER FOUR TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT ("Amendment"), is entered into as of October 1, 1998, between FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), with a place of business located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333, and CHILDREN'S BROADCASTING CORPORATION, a Minnesota corporation ("Borrower"), with its chief executive office located at 724 First Street, Fourth Floor, Minneapolis, Minnesota 55401.

                  WHEREAS, Borrower and Foothill are parties to that certain Amended and Restated Loan and Security Agreement, dated as of July 1, 1997, as amended by that certain Amendment Number One to Amended and Restated Loan and Security Agreement dated as of September 24, 1997, by that certain Amendment Number Two to Amended and Restated Loan and Security Agreement dated as of March 13, 1998, and by that certain Amendment Number Three to Amended and Restated Loan and Security Agreement dated as of May 21, 1998 (as so amended, the "Loan Agreement");

                  WHEREAS, Borrower has requested that Foothill make an additional term loan in the approximate amount of $1,000,000 (the "Supplemental Term Loan No. 4") such that the aggregate outstanding amount under the Term Loan as of the Amendment Date shall be $25,000,000, and the proceeds of which shall be used in part (a) to repay the existing Overadvance outstanding under the revolving credit facility provided for in Section 2.1 of the Loan Agreement, (b) to establish the supplemental interest payment reserve described in Section 2.2 as amended by this Amendment, and (c) to pay Foothill the amendment fee due in connection with this Amendment as described in described in Section 2.2 as amended by this Amendment. Upon repayment of the Overadvance outstanding under
Section 2.1 of the Loan Agreement from the proceeds of Supplemental Term Loan No. 4, Borrower shall be permitted to use the balance of amounts available under
Section 2.1 for general working capital purposes;

                  WHEREAS, Foothill has agreed to make Supplemental Term Loan No. 4 in accordance with the terms of this Amendment; and

                  WHEREAS, Borrower and Foothill desire to amend the Loan Agreement as provided in this Amendment, it being understood that no repayment of the obligations under the Loan Agreement is being effected hereby, but merely an amendment and restatement in accordance with the terms hereof. All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Loan Agreement.

                  NOW, THEREFORE, in consideration of the mutual promises contained herein, Foothill and Borrower hereby agree as follows:

          1. Section 1.1 of the Loan Agreement hereby is amended by (a) deleting the following defined terms in their entireties: "Amendment Date," "Loan Documents," and "Term Loan Commitment", and (b) inserting following defined terms in alphabetical order:

               "Amendment Date" means the date of the making of the Supplemental Term Loan No. 4 on or after the first date written above.

               "Loan Documents" means this Agreement as amended by the Fourth Amendment, and as otherwise amended, supplemented, modified, or revised from time to time prior to the Amendment Date, the Disbursement Letter, the Concentration Account Agreement, the Mortgages, the Collateral Assignments of Key Leases, the Collateral Assignments of Tower Leases, the Guaranty, the Guarantor Security Agreement, the Guarantor Stock Pledge Agreement, the Control Agreements, the Stock Pledge Agreement, the Trademark Security Agreement, (if and when executed and delivered pursuant hereto) the Copyright Security Agreement, any note or notes executed by Borrower and payable to Foothill, and any other agreement entered into, now or in the future, in connection with this Agreement.

               "Term Loan Commitment" means $25,000,000.

          2. Section 1.1 of the Loan Agreement hereby is amended by inserting following additional defined terms in alphabetical order:

               "Supplemental Term Loan No. 4" shall have the meaning ascribed to such term in the recitals of Amendment Number Four.

               "Fourth Amendment" means Amendment Number Four to Loan and Security Agreement, dated as of October 1, 1998, entered into between Borrower and Foothill.

          3. Paragraph (d) of Section 2.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

               (d) Amounts borrowed pursuant to this Section 2.1 may be repaid and, subject to the terms and conditions of this Agreement, reborrowed at any time during the term of this Agreement.

          4. Section 2.2 of the Loan Agreement is hereby amended and restated in its entirety as follows:

               2.2  Term Loan.

               (a    Foothill previously has made the Term Loan to Borrower. As of the Amendment Date, Foothill has agreed to make the Supplemental Term Loan No. 4 to Borrower in accordance with the terms hereof (less the aggregate amount of any reserves to be established in connection therewith pursuant to the provisions of Section 2.2(c)).

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

          Collectively, the Supplemental Term Loan No. 4 and the prior term loans made by Foothill to Borrower shall be known as the "Term Loan."

               (b) The outstanding principal balance and all accrued and unpaid interest under the Term Loan shall be due and payable upon the termination of this Agreement, whether by its terms, by prepayment, by acceleration, or otherwise. All amounts outstanding under the Term Loan shall constitute Obligations. Unless sooner terminated as provided herein, Borrower shall repay the Term Loan in quarterly installments and such installments shall be due and payable on the following dates in the following amounts:

                         Date             Installment
                         ----             -----------
                       9/30/98             -0-
                       10/31/98            $8,000,000
                       12/31/98            $3,000,000
                       3/31/99             $3,000,000
                       6/30/99             $2,000,000
                       9/30/99             $2,000,000
                       12/31/99            $2,000,000
                       3/31/00             $2,000,000
                       6/30/00             $2,000,000
                       9/30/00             $1,000,000

               (c) Anything to the contrary contained in Section 2.2(a) above notwithstanding, it is hereby agreed among the parties hereto that Foothill shall establish a supplementary interest payment reserve against the Term Loan in the aggregate amount of $300,000, such reserve to be applied to reduce the amount of proceeds of Supplemental Term Loan No. 4 otherwise available on the Amendment Date by $300,000 to provide for the payment of a portion of the estimated interest payments to be due Foothill on Borrower's Obligations as of the end of each month from the Amendment Date through the earlier of October 31, 1998 or the date on which such supplementary interest payment reserve is exhausted, such interest payment reserve to be effective and commence as of the Amendment Date. On the first day of each month following the Amendment Date until all amounts contained in the supplementary interest payment reserve are exhausted, additional proceeds an amount equal to the amount of interest due on Obligations shall be advanced under Supplemental Term Loan No. 4, reducing the amount of the supplementary interest payment reserve by a corresponding amount, and shall be applied to the Loan Account as payment of interest due on the Obligations in excess of the aggregate amount of Collections received and applied by Foothill with respect to interest due on the Obligations in the corresponding period.

          5. Section 7.17 of the Loan Agreement is hereby amended to delete the proviso at the end of such Section, and to replace such proviso with the following:

               ; provided, however, that in no event shall any advance under the Supplemental Term Loan No. 4 be used to finance, in whole or in part, directly or indirectly, (1) any Permitted Unrestricted Subsidiary Acquisition, or (2) to advance, by way of loan, investment or guaranty, or otherwise, any monies or credit to or for the benefit, directly or indirectly, of Harmony.

          6. Conditions Precedent to Effectiveness of Amendment. The effectiveness of this Amendment and the obligation of Foothill to make the Supplemental Term Loan No. 3 is subject to the completion, to the satisfaction of Foothill and its counsel, of each of the following conditions on or before the Amendment Date:

               (a) Foothill shall have received executed consents and reaffirmations from each Guarantor, in form and substance satisfactory to Foothill;

               (b) Foothill shall have received an amendment fee of $100,000 which shall be earned in full and non-refundable as of the date hereof. The payment of such amendment fee shall be paid on the Amendment Date out of the proceeds of the Supplemental Term Loan No. 4.

          7. Forbearance. Foothill and Borrower hereby acknowledge that certain Events of Default previously disclosed to Foothill by Borrower (including without limitation those certain Events of Default acknowledged and disclosed Foothill by Borrower in those certain letters from Borrower to Foothill, dated as of March 3, 1998 and May 8, 1998) have occurred and are continuing under the Loan Agreement (the "Current Defaults"). Foothill hereby agrees to forebear from taking any action or exercising any of its remedies under the Loan Agreement with respect to the Current Defaults during the period from October 1, 1998, through and including October 31, 1998; provided, however, that such forbearance shall apply only to the Current Defaults, shall not apply to any other Event of Default continuing as of the Amendment Date, or to any Event of Default that may occur after the Amendment Date. Further, this forbearance shall not constitute a waiver by Foothill of any of its rights or remedies under the Loan Agreement, but shall only constitute a limited forbearance. Furthermore, nothing contained in this letter shall diminish, prejudice or waive any of Foothill's rights or remedies under the Loan Agreement or applicable law, and Foothill hereby reserves all such rights and remedies.

          Anything contained in the foregoing to the contrary notwithstanding, Foothill's continued forbearance with respect to the Current Defaults shall be contingent on Borrower's successful consummation of the sale of certain of Borrower's radio stations to Catholic Radio Network, LLC ("CRN") pursuant to the transactions contemplated in the proxy statement with respect to the sale of such radio stations to CRN (the "Proxy"), in accordance with the approvals obtained from the holders of Borrower's Stock for such sale requested from the holders in connection with the Proxy, on or before October 31, 1998, and Borrower's failure to achieve the foregoing on or before the date set forth above shall terminate Foothill's agreement to the forgoing forbearance from and after the date of such failure.

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

          8. Representations and Warranties. Borrower hereby represents and warrants to Foothill that (a) the execution, delivery, and performance of this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, and (b) the Loan Agreement, as amended by this Amendment, constitute Borrower's legal, valid, and binding obligation, enforceable against Borrower in accordance with its terms.

          9. Further Assurances. Borrower shall execute and deliver all agreements, documents, and instruments, in form and substance satisfactory to Foothill, and take all actions as Foothill may reasonably request from time to time, to perfect and maintain the perfection and priority of Foothill's security interests in the Collateral, and to fully consummate the transactions contemplated under the Loan Agreement and this Amendment.

          10. Effect on Loan Documents. The Loan Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and each hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of or as an amendment of any right, power, or remedy of Foothill under the Loan Agreement or any other Loan Document, as in effect prior to the date hereof. This amendment shall be deemed a part of and hereby is incorporated into the Loan Agreement.

          11.   Miscellaneous.

               (a) Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

               (b) Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

               (c) This Amendment shall be governed by and construed in accordance with the laws of the State of California.

               (d) This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the

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

validity, enforceability, and binding effect of this Amendment.[Remainder of page intentionally omitted.]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

                          FOOTHILL CAPITAL CORPORATION,
                          a California corporation



                          By /s/ Thomas Signrdson
                             ---------------------------------------------------

                          Title: Vice President
                                 -----------------------------------------------


                          CHILDREN'S BROADCASTING CORPORATION,
                          a Minnesota corporation



                          By /s/ James G. Gilbertson
                            ---------------------------------------------------

                          Title: COO
                                 -----------------------------------------------

             CONSENT, RATIFICATION, AND REAFFIRMATION BY GUARANTORS


               Each of the undersigned Guarantors hereby consents to the execution, delivery, and performance of the foregoing Amendment Number Four to Amended and Restated Loan and Security Agreement and agrees, ratifies, and reaffirms that its obligations as a guarantor with respect to the Loan Documents, as heretofore amended, and as amended by the foregoing amendment, remain in full force and effect and are not impaired, diminished, or discharged in any respect.

Dated as of the date first set forth above:

                             CHILDREN'S RADIO OF LOS ANGELES, INC.,
                             a Minnesota corporation



                             By /s/ James G. Gilbertson
                                ------------------------------------------------

                             Title: COO
                                    --------------------------------------------

                             CHILDREN'S RADIO OF NEW YORK, INC.,
                             a New Jersey corporation



                             By /s/ James G. Gilbertson
                                ------------------------------------------------

                             Title: COO
                                    --------------------------------------------

                             CHILDREN'S RADIO OF MINNEAPOLIS, INC.,
                             a Minnesota corporation



                             By /s/ James G. Gilbertson
                                ------------------------------------------------

                             Title: COO
                                    --------------------------------------------

                             CHILDREN'S RADIO OF GOLDEN VALLEY, INC., a Minnesota corporation



                              By /s/ James G. Gilbertson
                                ------------------------------------------------

                             Title: COO
                                    --------------------------------------------

                             CHILDREN'S RADIO OF MILWAUKEE, INC.,
                             a Minnesota corporation



                             By /s/ James G. Gilbertson
                                ------------------------------------------------

                             Title: COO
                                    --------------------------------------------

                             CHILDREN'S RADIO OF DENVER, INC.,
                             a Minnesota corporation



                             By /s/ James G. Gilbertson
                                ------------------------------------------------

                             Title: COO
                                    --------------------------------------------

                             CHILDREN'S RADIO OF KANSAS CITY, INC.,
                             a Minnesota corporation



                             By /s/ James G. Gilbertson
                                ------------------------------------------------

                             Title: COO
                                    --------------------------------------------

                             CHILDREN'S RADIO OF DALLAS, INC.,
                             a Minnesota corporation



                             By /s/ James G. Gilbertson
                                ------------------------------------------------

                             Title: COO
                                    --------------------------------------------


                             CHILDREN'S RADIO OF HOUSTON, INC.,
                             a Minnesota corporation



                             By /s/ James G. Gilbertson
                                ------------------------------------------------

                             Title: COO
                                    --------------------------------------------


                             CHILDREN'S RADIO OF PHILADELPHIA, INC.,
                             a Minnesota corporation



                             By /s/ James G. Gilbertson
                                ------------------------------------------------

                             Title: COO
                                    --------------------------------------------

                             CHILDREN'S RADIO OF CHICAGO, INC.,
                             a Minnesota corporation



                             By /s/ James G. Gilbertson
                                ------------------------------------------------

                             Title: COO
                                    --------------------------------------------

                             CHILDREN'S RADIO OF PHOENIX, INC.,
                             a Minnesota corporation



                             By /s/ James G. Gilbertson
                                ------------------------------------------------

                             Title: COO
                                    --------------------------------------------

                             WWTC-AM, INC.,
                             a Minnesota corporation



                             By /s/ James G. Gilbertson
                                ------------------------------------------------

                             Title: COO
                                    --------------------------------------------

                             KYCR-AM, INC.,
                             a Minnesota corporation



                             By /s/ James G. Gilbertson
                                ------------------------------------------------

                             Title: COO
                                    --------------------------------------------


                             WZER-AM, INC.,
                             a Minnesota corporation



                             By /s/ James G. Gilbertson
                                ------------------------------------------------

                             Title: COO
                                    --------------------------------------------

                             KKYD-AM, INC.,
                             a Minnesota corporation



                              By /s/ James G. Gilbertson
                                ------------------------------------------------

                             Title: COO
                                    --------------------------------------------

                             KCNW-AM, INC.,
                             a Minnesota corporation



                             By /s/ James G. Gilbertson
                                ------------------------------------------------

                             Title: COO
                                    --------------------------------------------

                             KAHZ-AM, INC.,
                             a Minnesota corporation



                             By /s/ James G. Gilbertson
                                ------------------------------------------------

                             Title: COO
                                    --------------------------------------------

                             KTEK-AM, INC.,
                             a Minnesota corporation



                             By /s/ James G. Gilbertson
                                ------------------------------------------------

                             Title: COO
                                    --------------------------------------------

                             WPWA-AM, INC.,
                             a Minnesota corporation


                              By /s/ James G. Gilbertson
                                ------------------------------------------------

                             Title: COO
                                    --------------------------------------------

                             WCAR-AM, INC.,
                             a Minnesota corporation



                              By /s/ James G. Gilbertson
                                ------------------------------------------------

                             Title: COO
                                    --------------------------------------------


                             WJDM-AM, INC.,
                             a Minnesota corporation



                             By /s/ James G. Gilbertson
                                ------------------------------------------------

                             Title: COO
                                    --------------------------------------------

                             KPLS-AM, INC.,
                             a Minnesota corporation



                             By /s/ James G. Gilbertson
                                ------------------------------------------------

                             Title: COO
                                    --------------------------------------------

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

                             WAUR-AM, INC.,
                             a Minnesota corporation



                             By /s/ James G. Gilbertson
                                ------------------------------------------------

                             Title: COO
                                    --------------------------------------------

                             KIDR-AM, INC.,
                             a Minnesota corporation


                             By /s/ James G. Gilbertson
                                ------------------------------------------------

                             Title: COO
                                    --------------------------------------------

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